                                                                   EX-99.(h)(1)

                           Schedule A to Appendix A
                           Administration Agreement

                            WELLS FARGO FUNDS TRUST
                                 List of Funds

Funds/Classes                              Total Breakpoint Administration Fees
-------------                              -----------------------------------
                                           First 5B     Next 5B     Over 10B
                                           --------     -------     --------
Aggressive Allocation Fund
   Administrator Class                       0.15%       0.14%        0.13%
Asia Pacific Fund
   Class A                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Investor Class/1/                         0.45%       0.44%        0.43%
Asset Allocation Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
C&B Large Cap Value Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class/2/                         0.45%       0.44%        0.43%
C&B Mid Cap Value Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class/3/                         0.45%       0.44%        0.43%
California Limited-Term Tax-Free Fund
   Class A                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Administrator Class                       0.15%       0.14%        0.13%
California Tax-Free Fund
   Class A                                   0.23%       0.22%        0.21%
   Class B                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Administrator Class                       0.15%       0.14%        0.13%
--------
/1/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Asia Pacific Fund Investor Class. Effective February 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/2/ On March 28, 2008 the Board of Trustees approved a 0.02% fee reduction to the C&B Large Cap Value Fund Investor Class. Effective February 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/3/ On March 28, 2008 the Board of Trustees approved a 0.02% fee reduction to the C&B Mid Cap Value Fund Investor Class. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

Funds/Classes                              Total Breakpoint Administration Fees
-------------                              -----------------------------------
                                           First 5B     Next 5B     Over 10B
                                           --------     -------     --------
California Tax-Free Money Market Fund
   Class A                                   0.27%       0.26%        0.25%
   Institutional Class                       0.13%       0.12%        0.11%
   Service Class                             0.17%       0.16%        0.15%
California Tax-Free Money Market Trust       0.17%       0.16%        0.15%
Capital Growth Fund
   Class A                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class/4/                         0.45%       0.44%        0.43%
Cash Investment Money Market Fund
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Select Class                              0.09%       0.08%        0.07%
   Service Class                             0.17%       0.16%        0.15%
Colorado Tax-Free Fund
   Class A                                   0.23%       0.22%        0.21%
   Class B                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Administrator Class                       0.15%       0.14%        0.13%
Common Stock Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Investor Class/5/                         0.45%       0.44%        0.43%
Conservative Allocation Fund
   Administrator Class                       0.15%       0.14%        0.13%
Discovery Fund
   Class A                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class/6/                         0.45%       0.44%        0.43%
Diversified Bond Fund
   Administrator Class                       0.15%       0.14%        0.13%
Diversified Equity Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
Diversified Small Cap Fund
   Administrator Class                       0.15%       0.14%        0.13%
--------
/4/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Capital Growth Fund Investor Class. Effective December 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/5/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Common Stock Fund Investor Class. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/6/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Discovery Fund Investor Class. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

Funds/Classes                              Total Breakpoint Administration Fees
-------------                              -----------------------------------
                                           First 5B     Next 5B     Over 10B
                                           --------     -------     --------
Emerging Growth Fund
   Class A                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class/7/                         0.45%       0.44%        0.43%
Emerging Markets Equity Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
Endeavor Select Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
Enterprise Fund
   Class A                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class/8/                         0.45%       0.44%        0.43%
Equity Income Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
Equity Value Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
Government Money Market Fund
   Class A                                   0.27%       0.26%        0.25%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Service Class                             0.17%       0.16%        0.15%
Government Securities Fund
   Class A                                   0.23%       0.22%        0.21%
   Class B                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.28%       0.27%        0.26%
--------
/7/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Emerging Growth Fund Investor Class. Effective February 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/8/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Enterprise Fund Investor Class. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

Funds/Classes                              Total Breakpoint Administration Fees
-------------                              -----------------------------------
                                           First 5B     Next 5B     Over 10B
                                           --------     -------     --------
Growth Fund
   Class A                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class/9/                         0.45%       0.44%        0.43%
Growth Balanced Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
Growth Equity Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
Heritage Money Market Fund
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Select Class                              0.09%       0.08%        0.07%
High Income Fund
   Class A                                   0.23%       0.22%        0.21%
   Class B                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.28%       0.27%        0.26%
Income Plus Fund
   Class A                                   0.23%       0.22%        0.21%
   Class B                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.28%       0.27%        0.26%
Index Fund/10/
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Investor Class                            0.45%       0.44%        0.43%
Inflation-Protected Bond Fund
   Class A                                   0.23%       0.22%        0.21%
   Class B                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Administrator Class                       0.15%       0.14%        0.13%
--------
/9/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Growth Fund Investor Class. Effective December 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/10/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Index Fund Investor Class. Effective February 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

Funds/Classes                              Total Breakpoint Administration Fees
-------------                              -----------------------------------
                                           First 5B     Next 5B     Over 10B
                                           --------     -------     --------
Intermediate Tax-Free Fund/11/
   Class A                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.28%       0.27%        0.26%
International Core Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
International Equity Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class/12/                        0.45%       0.44%        0.43%
International Value Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
Large Cap Appreciation Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
Large Cap Growth Fund
   Investor Class/13/                        0.45%       0.44%        0.43%
Large Company Core Fund/14/
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.45%       0.44%        0.43%
--------
/11/ On November 7, 2007, the Board of Trustees approved the name change of the Intermediate Tax-Free Fund to the Intermediate Tax/AMT-Free Fund, effective November 1, 2008.

/12/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the International Equity Fund Investor Class. Effective February 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/13/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Large Cap Growth Fund Investor Class. Effective December 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/14/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Large Company Core Fund Investor Class. Effective December 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

Funds/Classes                              Total Breakpoint Administration Fees
-------------                              -----------------------------------
                                           First 5B     Next 5B     Over 10B
                                           --------     -------     --------
Large Company Growth Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class/15/                        0.45%       0.44%        0.43%
Large Company Value Fund
   Class A                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class/16/                        0.45%       0.44%        0.43%
Managed Account CoreBuilder Shares Series
  G                                          0.00%       0.00%        0.00%
Managed Account CoreBuilder Shares Series
  M                                          0.00%       0.00%        0.00%
Mid Cap Disciplined Fund
   Class A                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class/17/                        0.45%       0.44%        0.43%
Mid Cap Growth Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Investor Class/18/                        0.45%       0.44%        0.43%
   Institutional Class                       0.13%       0.12%        0.11%
Minnesota Money Market Fund
   Class A                                   0.27%       0.26%        0.25%
Minnesota Tax-Free Fund
   Class A                                   0.23%       0.22%        0.21%
   Class B                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Administrator Class                       0.15%       0.14%        0.13%
Moderate Balanced Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
--------
/15/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Large Company Core Fund Investor Class. Effective February 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/16/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Large Company Value Fund Investor Class. Effective December 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/17/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Mid Cap Disciplined Fund Investor Class. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/18/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to
     Mid Cap Growth Fund Investor Class. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

Funds/Classes                              Total Breakpoint Administration Fees
-------------                              -----------------------------------
                                           First 5B     Next 5B     Over 10B
                                           --------     -------     --------
Money Market Fund
   Class A                                   0.27%       0.26%        0.25%
   Class B                                   0.27%       0.26%        0.25%
   Investor Class                            0.32%       0.31%        0.30%
Money Market Trust                           0.17%       0.16%        0.15%
Municipal Bond Fund
   Class A                                   0.23%       0.22%        0.21%
   Class B                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.28%       0.27%        0.26%
Municipal Money Market Fund
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.32%       0.31%        0.30%
National Tax-Free Money Market Fund
   Class A                                   0.27%       0.26%        0.25%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Service Class                             0.17%       0.16%        0.15%
National Tax-Free Money Market Trust         0.17%       0.16%        0.15%
Opportunity Fund/19/
   Class A                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Investor Class                            0.45%       0.44%        0.43%
Overland Express Sweep Fund                  0.27%       0.26%        0.25%
Prime Investment Money Market Fund
   Institutional Class                       0.13%       0.12%        0.11%
   Service Class                             0.17%       0.16%        0.15%
Short Duration Government Bond Fund
   Class A                                   0.23%       0.22%        0.21%
   Class B                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
Short-Term Bond Fund
   Class A                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.28%       0.27%        0.26%
Short-Term High Yield Bond Fund
   Class A                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Investor Class                            0.28%       0.27%        0.26%
--------
/19/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Opportunity Fund Investor Class. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

Funds/Classes                              Total Breakpoint Administration Fees
-------------                              -----------------------------------
                                           First 5B     Next 5B     Over 10B
                                           --------     -------     --------
Short-Term Municipal Bond Fund
   Class A                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.28%       0.27%        0.26%
Small Cap Disciplined Fund
   Class A                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class/20/                        0.45%       0.44%        0.43%
Small Cap Growth Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class/21/                        0.45%       0.44%        0.43%
Small Cap Opportunities Fund
   Administrator Class                       0.15%       0.14%        0.13%
Small Cap Value Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class/22/                        0.45%       0.44%        0.43%
Small Company Growth Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
Small Company Value Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
Small/Mid Cap Value Fund
   Class A                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class/23/                        0.45%       0.44%        0.43%
--------
/20/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Small Cap Disciplined Fund Investor Class. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/21/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to
     Small Cap Growth Fund Investor Class. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/22/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to
     Small Cap Value Fund Investor Class. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

Funds/Classes                              Total Breakpoint Administration Fees
-------------                              -----------------------------------
                                           First 5B     Next 5B     Over 10B
                                           --------     -------     --------
Social Sustainability Fund/24/
   Class A                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
Specialized Financial Services Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
Specialized Technology Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Investor Class/25/                        0.45%       0.44%        0.43%
Stable Income Fund
   Class A                                   0.23%       0.22%        0.21%
   Class B                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Administrator Class                       0.15%       0.14%        0.13%
Strategic Income Fund
   Class A                                   0.23%       0.22%        0.21%
   Class B                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
Strategic Small Cap Value Fund
   Class A                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
Target Today Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.43%       0.42%        0.41%
Target 2010 Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.43%       0.42%        0.41%
Target 2015 Fund
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.43%       0.42%        0.41%
--------
/23/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to the Small/Mid Cap Value Fund Investor Class. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

/24/ On May 7, 2008, the Board of Trustees approved the establishment of the Social Sustainability Fund (formerly, Social Awareness Fund), which is expected to commence operations on or about October 1, 2008.

/25/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to
     Specialized Technology Fund Investor Class. Effective March 1, 2009, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

Funds/Classes                              Total Breakpoint Administration Fees
-------------                              -----------------------------------
                                           First 5B     Next 5B     Over 10B
                                           --------     -------     --------
Target 2020 Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.43%       0.42%        0.41%
Target 2025 Fund
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.43%       0.42%        0.41%
Target 2030 Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.43%       0.42%        0.41%
Target 2035 Fund
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.43%       0.42%        0.41%
Target 2040 Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.43%       0.42%        0.41%
Target 2045 Fund
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.43%       0.42%        0.41%
Target 2050 Fund
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.43%       0.42%        0.41%
Total Return Bond Fund
   Class A                                   0.23%       0.22%        0.21%
   Class B                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.28%       0.27%        0.26%
Treasury Plus Money Market Fund
   Class A                                   0.27%       0.26%        0.25%
   Administrator Class                       0.13%       0.12%        0.11%
   Institutional Class                       0.15%       0.14%        0.13%
   Service Class                             0.17%       0.16%        0.15%

Funds/Classes                              Total Breakpoint Administration Fees
-------------                              -----------------------------------
                                           First 5B     Next 5B     Over 10B
                                           --------     -------     --------
Ultra Short-Term Income Fund
   Class A                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Administrator Class                       0.15%       0.14%        0.13%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.28%       0.27%        0.26%
Ultra Short-Term Municipal Income Fund
   Class A                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Institutional Class                       0.13%       0.12%        0.11%
   Investor Class                            0.28%       0.27%        0.26%
U.S. Value Fund
   Class A                                   0.33%       0.32%        0.31%
   Class B                                   0.33%       0.32%        0.31%
   Class C                                   0.33%       0.32%        0.31%
   Administrator Class                       0.15%       0.14%        0.13%
   Investor Class/26/                        0.45%       0.44%        0.43%
WealthBuilder Conservative Allocation
  Portfolio                                  0.33%       0.32%        0.31%
WealthBuilder Equity Portfolio               0.33%       0.32%        0.31%
WealthBuilder Growth Allocation Portfolio    0.33%       0.32%        0.31%
WealthBuilder Growth Balanced Portfolio      0.33%       0.32%        0.31%
WealthBuilder Moderate Balanced Portfolio    0.33%       0.32%        0.31%
WealthBuilder Tactical Equity Portfolio      0.33%       0.32%        0.31%
Wisconsin Tax-Free Fund
   Class A                                   0.23%       0.22%        0.21%
   Class C                                   0.23%       0.22%        0.21%
   Investor Class                            0.28%       0.27%        0.26%
100% Treasury Money Market Fund
   Class A                                   0.27%       0.26%        0.25%
   Service Class                             0.17%       0.16%        0.15%

Most recent annual approval by the Board of Trustees: March 28, 2008
Schedule A to Appendix A amended: August 6, 2008
--------
/26/ On March 28, 2008, the Board of Trustees approved a 0.02% fee reduction to
     U.S. Value Fund Investor Class. Effective December 1, 2008, the administration fees will be: first 5 billion of assets 0.43%; next 5 billion of assets 0.42%; and assets over 10 billion 0.41%.

   The foregoing fee schedule is agreed to as of August 6, 2008 and shall remain in effect until changed in writing by the parties.

                                             WELLS FARGO FUNDS TRUST

                                             By:
                                                  ------------------------------
                                                  C. David Messman
                                                  Secretary

                                             WELLS FARGO FUNDS MANAGEMENT, LLC

                                             By:
                                                  ------------------------------
                                                  Andrew Owen
                                                  Executive Vice President